Profit Maximization Under UK and US Deregulation Dr. George Backus Policy Assessment Corporation Dr. Paul Gribik, Dr. Hemant Lall Ed Smith, Vice President Perot Systems Corporation Enron January 13, 1998

Agenda Background on Companies, Capabilities and Offerings Strategic, Tactical, and Operational Gaming in the UK Using California PX/ISO and FERC Rules to the Best Advantage A Real-Time System for CA, WSCC, US, UK & Elsewhere What We Can Propose

Policy Assessment Corporation US for DOE Oil and Gas Deregulation 1986 US Electric Deregulation Analysis 1995/1995 UK Deregulation and Prognosis Australian, South American, & US Deregulation Validation 50+ State and Province Energy Suppliers and Regulators CIGMOD Training for Utilities and Commission North American Deregulation Analysis Eastern Europe Deregulation & Planning US EPA and Canadian Kyoto Support (Regional Macroeconomic, Energy, and Environment Policy Impacts) Brazil Deregulation

Perot Systems Corporation Capabilities, Experience and Offerings

Overall Need Long Term: Alliances & Acquisitions Generation Plant Inventory Mid Term: Financial Instruments Rule modification Short term: Hourly, Day-Ahead, Bid Resources Bidding strategies Supply and demand decisions Deal with noise, uncertainty, and possible hidden behavior of competitors

Dynamic Phases of Deregulation Transition Control Massive Market Deregulation System Divestiture Market Gaming Reregulation Massive Consolidation (5-6 Years: Start to Finish)

PAC UK Experience

- All the RECs
- OFFER
- PowerGen, National Power
- Cambridge Econometrics, Ltd.
- Scottish Power Deregulation Training
- 500 -1000 Recorded “Game Moves” As of DOE Report Release
- Applied US System to UK Then UK to AU, SA and US
- HYPERSENS Portfolio Analysis
- Neural Network Forecasting and Data Mining (Also PSC)

Policy Assessment Corporation

perotsystems™

UK Gaming (As of 1995) Outage Games Availability Games Full-Load Only Games Full or No Generation - Transmission Games Constrained-off/Constrained-on Games Re-Order Generation Games Down and Up Games (Now Illegal) Over-Build Games (Fossil and Nuclear) LOLP Withholding Games "Own" Your Competitors Capacity Games Hedge-Your Own Forward Market Game Change Market Niche Games Double Booking Games Over-Generation Games (Now Illegal) Collusion Forced by Regulation (a Universal Truth) Ancillary Service Games (Now Sort of Illegal)

Points of Interest Market clearing analysis not even used The world's largest coal plant is used for peaking A fossil-fuel tax pays for nuclear plants (CTC?) Three months until know revenues High rates of return lead to price caps & wind-fall tax 60% to 80% of assets are in CDs and cash "Stranded Investments" not even part of English language

Other Examples Australia Capacity Availability Price Volatility Transmission Constraint (PSC) South America Zero Bids Hydro Over-Generation Weekend Unavailability

Perot in UK Experience and Capabilities

What We Will Do Features Customization of existing model Incorporation of real-time market data Expert analysis of opportunities in rules and protocols Benefits Advisory insights on proposed strategies through computer simulation Maximize Enron profitability despite action of competitors and regulators Initial Deliverables Executable model of UK or California system Real time data interfaces Training and support of Enron staff in real-time market strategies Later Efforts WSCC, PJM, Brazil, ??

What We Have CIGMOD Model Deregulation dynamics Competitive behavior Changing regulatory conditions Computer simulation of choices over time Understanding The Details CA PX/ISO Protocols Operations U.K. deregulation experiences Utility industry restructuring Deregulated market IT experience

Features Determine Portfolio of (Weekly) Daily, Hourly, Spot and Ancillary-Service Actions to Maximize Profitability. Determine Protocol/Rule Areas That Benefit the Bid, Availability, Over/Under-Booking and Congestion Gaming. Determine Monetary Value of Changing Game Rules (OFFER, E-POOL, PX/ISO, FERC, and CPUC). Coordinate Generation, Trading, and Retail Gaming for Maximum Company Profitability. Determine (New and Old) Competitor Threats and Strategies. Complete Loss Avoidance and Profit Risk Control. Demand, Financial, Trading, Generation Simulation for All Players.

Introduction to CIGMOD Rigorous & Automatic Calibration to Local Conditions Describes All Sectors, End-Uses, Fuels, All Utility Departments Captures The Feedback Dynamics Among Utility, Demand, Economy, and Regulation Profitability Analysis of Any Market Segment Scenario Automatic Confidence And Uncertainty Analysis Capabilities: Real Versus Optimal Behavior User Has All Code and Rights

CIGMOD Perspective Play to Prove Future Cannot Be As Assumed. (Human/Computer) Evaluate Value of Mergers, Acquisitions, Disaggregation. Test Buy, Build, Bid Games. Quantify Retail/Wholesale Wheeling Strategies/Impacts. Simulate Full Spectrum of Regulatory Options/Dynamics. Model Inter-regional Competitor Interactions. Find Robust Strategy for Uncertain Business Climate. Simulate Transmission and Market Pricing.

Macroeconomy Design Dynamics of Local (State or Sub-State) Economies Due to Deregulation and Retail Wheeling Activity Individual Dynamics for Residential and 49 Industry/Business/Government Sectors Impacts of Prices, Marketing and Utility Investment on Local Economy Market Size Dynamics Market Segment Analysis Data for All 50 States plus CN Provinces

Utility Design 2-7 Utility Companies/Aggregates Per State/Province Gaming Impacts Financial, Capacity, Dispatch, Rates M&A, Take-Over And Bankruptcy Dynamics Are Shut Off for Study but Fully Available Gas and Electric Utility Dynamics/Hedging Spot, Contract, Direct Access Markets Generation Bid and Availability Gaming Includes Municipal, Co-Ops, PMA Players

Transmission Design Major Intra/Inter-Regional Transmission Constraints Transmission Pricing From Cost Recovery, and Constrained-on and Constrained-off Plant. Gas Transmission Constraints for Generation. Poolco with ISO and Spot or Direct Access Scenarios

Demand Design Residential, Commercial, 2-Digit SIC Markets at State Level Inter-Fuel Competition Loads From End-Use Demands by Season Buy From Retailco That May Be Part of Generator Utility Marketing Outside of Region

Utility Structure RDI data plus DOE Plus CANSIM Provides complete detailed description of all utility departments (Gas/Electric). Dynamic, detailed load duration curves Simulates capacity expansion, forecasting, construction, and financing. Reconciles environmental constraints. allowance markets, GHG legislation. Dispatches generation dynamically, provides production costing Simulates complete utility accounting and financing Allows arbitrary pricing policies for distribution and transmission (gas and electric), generation Provides IPP dynamics.

Demand Analysis Allows arbitrary number of end- uses, fuels, technologies, suppliers, market segments Simulates cogeneration investment, construction, and usage. Simulates short-term effects such as retail wheeling, budget constraints and temperature sensitive loads. Macroeconomic model simulates prices, wages, inflation, costs, and output by sector. Incorporates inflation impact on financial markets. Captures energy feedback on capital investments, capacity utilization, and inflation.

HYPERSENS Provides confidence intervals. Quantifies uncertainty of scenario impacts. Identifies source and importance of uncertainty. Minimizes data requirements. Determines strategy optimization.

CIGMOD AND ENRON 50 State Plus Canadian Provinces Full Tactical and Strategic Capability (can expand to operational) CIGMOD Gaming Capability HYPERSENS Capability Electric and Gas Utilities/Markets Use Model for in-House Gaming/Analysis

Efforts Gaming Issues National Market Expansion Strategies Loop-Holes and Fringe Games Game Verification Testing Stochastic ISO/PX/Settlement Protocol/Grandfather Dynamics Competitor-Aware, Real-Time Tactical/Operational Gaming (Conditional Latin Hypercube) Can Do for All Parts of US, Europe and World.

System Definition HYPERSENS Data Definition Structure Simulation Models Stochastic Strategies (Bids, Availability) (Generation, Demand) Verification

Multiple Markets and Regions System can handle multiple regions and markets to allow better hedging, arbitrage and options to minimize risk. Shows how to create own financial instruments. System simulates all fuels (particularly) gas and electric competition supply, pricing and finances. Simulates gas and electric transmission and storage Simulates cogeneration and distributed generation

California and the West and ... All markets, by definition, undergo a transition from regulated to deregulated Market distortions are inevitable Distortions "force" gaming to "clear" the market CA is only different because of rule complexity The more "rules," the more distortions Transition markets change due to pressures and normal "equilibrium" games take over (as in all commodity markets). The details change but the underlying mechanisms are global and temporally universal.

PX and ISO Issues Price Discovery Market Power in Many Markets Short Day Ahead Market Real-Time Market Repetitive Biding Over and Under Booking Over Generation Congestion Ancillary Services Distributed Generation Dating

Real Examples and Problems Perot (Consequences of the Imbalance Energy Market Protocols, Operations in a Tight Pool)

California Gaming Abundant Complex Rules Cause Abundant Complex Gaming: Large Domain Between Genteel and Illegal Leave imbalance energy with the UDC UDC under and over booking WSCC redefinition of single contingency N/S generation can cause congestion that increases revenue for south-generation despite congestion costs. Force inter-zonal constraint that hurts competitor worse Build plant at interconnect to cause congestion problems

Other Example Gaming Ancillary and generation markets are mixed. Generation bid often contains start-up and no-load costs. Ancillary may not include these costs, especially if generation and ancillary bids come from same plant. Price can drop or rise on real- time market. Marketer over books DAC load (with possible help from DAC), has unit output "frozen." At end of day ISO has to pay generator real-time price for the excess capacity. If price can drop on real-time market, then under- book/generate for DACs. If real-time price drops due to ancillary-service bidding convolution, then have outage.

Other "Games" Micro-Bids As Probes. If You Are Marginal Plant, Have (Multiple) Outage(s) and Have Other Plants in Queue (via multiple SCs). Use Model to Determine (Without Signals) That Generation, Trading, or Retail Should Take Strategy Lead to Avoid "Conflict" of Financial Interests. Combined Generation/Trading/Retail Over/Under-Book Strategies. External 3rd Party Alliance (Collaborator) on Bids and Generation Ownership.

Project Overview Need: Comprehensive Gaming System, Physical System Simulation, Strategy Search System, ST- Forecasting System, and Data Mining for Short-Term Tactical Gaming (With Mid/Long-Term Capabilities). Will Update System for UK/California Details, Add ST Timing, Add E-POOL/PX-ISO Rules, Add Data Gathering/Mining. Have Gaming Model (Generation, Trading and Demand), Strategy Search System, ST-Forecasting. Will Build E-POOL/PX-ISO Simulation; Implement UK/California Specific Strategies, Add Real-Time Accounting, Augment Search System With Data Gathering/Mining.

What Would Be Delivered Phase I Functional Model Strategy Options Identify relevant protocols and rules Edison learns the modeling system Phase II Real-time market data availability Analysis capabilities to take advantage of the data Synthetic production of data to train for Phase III Phase III Real-time implementation "Fail-safe" positions to limit exposure Benchmark

Optional Follow-on Phases Phase IV Impacts of others entering market Impacts of mergers, acquisitions, and takeovers Impact of consolidation of market Phase V Increased transfer capabilities within Region Add AC considerations to the model

Perot Wrap-Up A Modest Proposal